RAINIER

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Frequently Asked Questions



Questions related to the proposed reorganization of Rainier Large Cap Growth Equity Portfolio and John Hancock Rainier Growth Fund

Q. WHY AM I RECEIVING THIS PROXY?

A. As a shareholder of record of the Rainier Large Cap Growth Equity Portfolio, you are being asked to vote in favor of the reorganization of the Portfolio into the new John Hancock Rainier Growth Fund. The transaction requires approval of the Portfolio's shareholders.

Q. WHAT IS A FUND REORGANIZATION?

A. In this case, if approved, the Rainier Large Cap Growth Equity Portfolio would cease to exist and all of the assets of the Rainier Portfolio would be transferred into the new John Hancock Rainier Growth Fund. As a result, the former shareholders of the Portfolio would become shareholders of this new John Hancock Fund.

Q. WILL THE INVESTMENT STRATEGY OR PORTFOLIO MANAGEMENT CHANGE?

A. No. John Hancock Investment Management Services, LLC, will be the investment adviser to the new fund, but Rainier will serve as the subadviser responsible for the day-to-day portfolio management using the same investment strategy it currently uses for your Portfolio.

Q. WILL MY FEES INCREASE AS A RESULT OF THE REORGANIZATION?

A. No. For most shareholders, the annual total expenses of the new Fund as a result of the proposed reorganization should be about the same as your current Rainier fund and, in some cases, especially those exchanging into the Class ADV and Class I of the new Fund, expenses may go down. See the enclosed materials for more detail.

Q. WILL I HAVE TO PAY ANY SALES CHARGES ON SHARES RECEIVED IN THE REORGANIZATION?

A. No. You will not have to pay any sales charge on any shares of the John Hancock Rainier Growth Fund received as part of the reorganization or on any subsequent purchases.

Q. WILL THE REORGANIZATION BE TAX-FREE?

A. Yes. Based on a tax opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP, as a condition to the closing of the reorganization, the exchange of Rainier Large Cap Growth Equity Portfolio shares for John Hancock Rainier Growth Fund shares qualifies as a tax-free exchange under section 368(a) of the Internal Revenue Code of 1986.

Q. HOW DOES THE BOARD OF TRUSTEES RECOMMEND I VOTE?

A. The Board believes the reorganization is in the best interests of the Portfolio's shareholders, including providing continuity of portfolio management and the potential to increase asset size and achieve long-term economies of scale. It encourages shareholders to vote FOR the reorganization.

Q. WHY IS MY VOTE IMPORTANT?

A. Your vote makes a difference. No matter how many shares you own, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings.

Q. HOW CAN I VOTE?

A. You may vote by signing and returning your proxy card in the enclosed postage-paid envelope. Or you may vote your shares via the Internet, by touch-tone phone or by calling a Proxy Specialist at 1-866-586-0652. You may also vote in person at the special meeting.

YOUR VOTE IS EXTREMELY IMPORTANT. PLEASE VOTE PROMPTLY.

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